                                                                   Exhibit 10.14



                                EXECUTION VERSION

           This FIRST AMENDMENT (this "AMENDMENT"), dated as of May 10, 1999, to the SECOND AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of November 3, 1998 (as the same has been supplemented and is now in effect, the "Loan Agreement"), is by and among: (i) CORNERSTONE PROPERTIES INC., a corporation duly organized and validly existing under the laws of Nevada ("Cornerstone"); (ii) CORNERSTONE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Cornerstone LP"; together with Cornerstone, the "Borrowers," and each a "Borrower"); (iii) each of the direct and indirect Subsidiaries of the Borrowers that is a signatory hereto identified under the caption "GUARANTORS" on the signature pages thereto; (iv) each of the financial institutions that is a signatory hereto identified under the caption "LENDERS" on the signature pages thereto (individually, a "LENDER" and, collectively, the "LENDERS"); (v) BANKERS TRUST COMPANY, as Administrative Agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT"); (vi) THE CHASE MANHATTAN BANK, as Syndication Agent for the Lenders thereunder (in such capacity, the "SYNDICATION AGENT"); and (vii) NATIONSBANK, N.A., as Documentation Agent for the Lenders thereunder (the "DOCUMENTATION AGENT," and together with the Administrative Agent and the Syndication Agent, the "AGENTS").

                                R E C I T A L S:
                                - - - - - - - -

           WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement; and

           WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make revolving loans to Cornerstone and Cornerstone LP in an aggregate principal amount not to exceed $550,000,000; and

           WHEREAS, the Borrowers, the Guarantors, the Agents, and the Lenders are willing, on the terms and subject to the conditions set forth below, to amend the Loan Agreement (the Loan Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "AMENDED LOAN AGREEMENT");

      NOW, THEREFORE, the undersigned agree as follows:

      SECTION 1. AMENDMENTS TO LOAN AGREEMENT. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as such term is defined in
Section 4), the Loan Agreement is hereby amended in accordance with this Section 1; except as expressly amended by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its terms:

      SECTION 1.1. AMENDMENTS TO SECTION 1.1. (i) Section 1.1 of the Loan Agreement is amended by deleting clause (i) of the definition of the term "Applicable Margin" in its entirety and inserting in lieu thereof the following:

      "(i) for any date of calculation during any period during which neither Borrower has received a Minimum Long Term Debt Rating or during which all such ratings have been withdrawn by the applicable rating agency, the number of basis points ("bps") per annum opposite the Leverage Ratio (calculated as of the end of the immediately preceding fiscal quarter) set forth in the grid below under the caption "Applicable Eurodollar Margin" or "Applicable Unused Line Fee Margin," as the case may be:

                                                     Applicable            Applicable
               Leverage Ratio                    Eurodollar Margin  Unused Line Fee Margin
----------------------------------------------   -----------------  ----------------------
          LESS THAN OR EQUAL TO .3                     110 bps              15 bps

GREATER THAN .3 but LESS THAN OR EQUAL TO .45          125 bps              15 bps

GREATER THAN .45 but LESS THAN OR EQUAL TO .55         140 bps              20 bps

              GREATER THAN .55                         180 bps              25 bps;

      and".

      (ii) Section 1.1 of the Loan Agreement is further amended by adding thereto the following definition in its appropriate alphabetical order:

      'LEVERAGE RATIO ADJUSTMENT DATE' shall mean the earliest to occur of

      (i) November 3, 2000, or

      (ii) the date on which the cash proceeds received by the Loan Parties since November 3, 1998 (net of reasonable and customary taxes and transaction costs actually paid) from all sales, transfers, or other dispositions of Properties and from all sales or other offerings of equity securities by the Loan Parties, exceeds $200,000,000 in the aggregate."

      SECTION 1.2. AMENDMENTS TO SECTION 8.6. Section 8.6 of the Loan Agreement is amended by deleting Section 8.6 in its entirety and by inserting in lieu thereof the following:

      "SECTION 8.6. LEVERAGE RATIO. (i) Permit the Leverage Ratio as at the end of any fiscal quarter to exceed,

      (x) from and after the Execution Date until the Business Day immediately prior to the Leverage Ratio Adjustment Date, sixty per cent (60%), and

      (y) from and after the Leverage Ratio Adjustment Date, fifty-five per cent (55%).

      (ii) At any time the Leverage Ratio equals or exceeds fifty-five per cent (55%), acquire or develop any real properties (other than those properties listed on Schedule 8.6 hereto) not in the portfolio of the Loan Parties at such time, if the effect of such acquisition or development would be to increase the Leverage Ratio."

      SECTION 1.3. AMENDMENTS TO SECTION 8.10(I). Section 8.10(i) of the Loan Agreement is amended by deleting the words "to be less than 2.00 to 1.00" therefrom and by inserting in lieu thereof the words "to be less than (x) from and after the Execution Date until the day immediately preceding the first anniversary of the First Amendment Effective Date, 2.00 to 1.00, and (y) from and after the first anniversary of the First Amendment Effective Date, 2.22 to 1.00".

      SECTION 1.4. AMENDMENTS TO SECTION 8.10(II). Section 8.10(ii) of the Loan Agreement is amended by deleting the words "to be less than 2.50 to 1.00" therefrom and by inserting in lieu thereof the words "to be less than (x) from and after the Execution Date until November 2, 2000, 2.22 to 1.00, and (y) from and after November 3, 2000, 2.50 to 1.00".

      SECTION  1.5.  NEW  SCHEDULES.   The  Loan  Agreement  is  hereby
amended by adding thereto a new SCHEDULE 8.6, in the form annexed hereto as Exhibit A.

            SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

           (a) CORPORATE POWER AND AUTHORITY. Each party hereto represents that it has all requisite organizational power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary organizational action on the part of each such party.

           (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The Loan Parties hereby jointly and severally represent that the consummation of the transactions contemplated by this Amendment will not result in any breach of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance in respect of any property of either of the Borrowers, any of the Guarantors or any of their Subsidiaries under, any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-law, or other agreement or instrument to which either of the Borrowers, any of the Guarantors or any of their Subsidiaries is a party or by which either of the Borrowers, any of the Guarantors, any of their Subsidiaries or any of their properties may be bound or affected, or violate any existing law, governmental rule or regulations, or any order of any court, arbitrator or governmental body, applicable to either of the Borrowers, any of the Guarantors, any of their Subsidiaries or any of their properties.

           (c) GOVERNMENTAL CONSENT. The Loan Parties hereby jointly and severally represent that no consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required for the validity of the execution and delivery by the Borrowers and the Guarantors of this Amendment or the consummation of the transactions contemplated hereby, except for such consents, approvals or authorizations which have been obtained or waived.

           SECTION 3. EXPENSES. Without limiting the generality of any provision of the Loan Agreement, the Loan Parties hereby jointly and severally agree to pay any invoices or statements submitted for the reasonable fees, expenses and client charges of Willkie Farr & Gallagher, counsel for the Agents, for any services rendered in connection with the transactions contemplated hereby and with respect to this Amendment and any other document delivered pursuant to this Amendment.

           SECTION 4. EFFECTIVENESS. This Amendment shall become effective on the date (the "First Amendment Effective Date") of the delivery to the Administrative Agent of a copy of this Amendment executed by the Lenders, the Agents, the Borrowers, and the Guarantors.

           SECTION 5. COUNTERPARTS; SEPARATE AGREEMENTS. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           SECTION 6. FURTHER ASSURANCES. Each of the Borrowers and the Guarantors hereby jointly and severally agrees that it will, and will cause each of the other Loan Parties to, take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

           SECTION 7. HEADINGS. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of this Amendment.

           SECTION 8. NO OTHER CHANGES. (a) Except as expressly stated herein, the Loan Agreement is unaffected hereby and shall remain in full force and effect in accordance with the terms thereof.

           (b) The Guarantors jointly and severally expressly agree that the Loan Agreement and their obligations as Guarantors thereunder are unaffected hereby and shall remain in full force and effect in accordance with the terms thereof.

           (c) Except as expressly set forth herein, the Lenders do not waive
(i) any breaches or defaults under the Loan Agreement or any other agreements executed concurrently therewith or pursuant thereto, whether known or unknown, previously or hereafter arising, or of any nature or character whatsoever, or
(ii) any of their respective rights or remedies thereunder or under applicable law.

           SECTION 9. REAFFIRMATION. The Borrowers and the Guarantors hereby jointly and severally represent and warrant to the Lenders that each of the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent
(i) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (ii) the Borrowers have previously advised the Lenders in writing as contemplated under the Loan Agreement, are true and correct in all material respects as of the date of this Amendment.

           SECTION 10. FACILITY DOCUMENT PURSUANT TO LOAN AGREEMENT. This Amendment is executed pursuant to the Loan Agreement, shall be a Facility Document, and shall be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement (and, following the First Amendment Effective Date, the Amended Loan Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Loan Agreement.

           SECTION 11. CROSS-REFERENCES. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

           SECTION 12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SECTION 13. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.

                                 BORROWERS:

                                 CORNERSTONE PROPERTIES INC.


                                 By:
                                    -------------------------------------
                                    Name:
                                    Title:


                                 CORNERSTONE PROPERTIES LIMITED
                                    PARTNERSHIP

                                 By:  CORNERSTONE PROPERTIES INC.,
                                      Its General Partner


                                      By:
                                         --------------------------------
                                         Name:
                                         Title:

                                 GUARANTORS:

                                 CORNERSTONE DENVER LLC
                                 CORNERSTONE PEACHTREE LLC
                                 500 BOYLSTON CORNERSTONE LLC
                                 222 BERKELEY CORNERSTONE LLC
                                 125 SUMMER STREET CORNERSTONE LLC
                                 CORNERSTONE MINNEAPOLIS LLC
                                 CORNERSTONE NEW YORK LLC
                                 CORNERSTONE 11 CANAL CENTER LLC
                                 CORNERSTONE 99 CANAL LLC
                                 CORNERSTONE SEATTLE LLC

                                 By:  CORNERSTONE PROPERTIES LIMITED
                                      PARTNERSHIP, the sole member of
                                      each

                                      By:  CORNERSTONE PROPERTIES
                                           INC., its general partner


                                      By:
                                         ----------------------------------
                                         Name:
                                         Title:


                                 CORPRO REAL ESTATE MANAGEMENT, INC.


                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:


                                 AGOURA HILLS BUSINESS PARK ASSOCIATES, LLC
                                 TEN ALMADEN ASSOCIATES, LLC
                                 18301 ASSOCIATES, LLC
                                 110 ATRIUM PLACE ASSOCIATES, LLC
                                 BIXBY OFFICE PARK ASSOCIATES, LLC
                                 66 BOVET ASSOCIATES, LLC
                                 490 CALIFORNIA ASSOCIATES, LLC
                                 2300 CR ASSOCIATES, LLC
                                 EMBARCADERO PLACE ASSOCIATES, LLC
                                 HACIENDA PLAZA ASSOCIATES, LLC
                                 ISLAND CORPORATE CENTER ASSOCIATES, LLC
                                 2677 MAIN STREET ASSOCIATES, LLC
                                 4550 NCR ASSOCIATES, LLC
                                 4600 NCR ASSOCIATES, LLC
                                 OFFICE OPPORTUNITY ASSOCIATES, LLC
                                 PARK PLAZA ASSOCIATES, LLC
                                 PRUNEYARD ASSOCIATES, LLC

                                 429 SANTA MONICA ASSOCIATES, LLC
                                 SEAPORT PLAZA ASSOCIATES, LLC
                                 SEARISE ASSOCIATES, LLC
                                 5300 SOUTH ASSOCIATES, LLC
                                 WARNER PARK ASSOCIATES, LLC
                                 WEST WILSHIRE ASSOCIATES, LLC
                                 WESTLAKE SPECTRUM ASSOCIATES, LLC
                                 WESTLAKE SPECTRUM TWO ASSOCIATES, LLC
                                 2700 YGNACIO ASSOCIATES, LLC

                                 By:  CORNERSTONE HOLDINGS, LLC, the
                                      managing member of each

                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                 BAY PARK PLAZA ASSOCIATES, L.P.
                                 BILTMORE LAKES ASSOCIATES, L.P.
                                 CENTERSIDE ASSOCIATES, L.P.
                                 2000 CROW CANYON ASSOCIATES, L.P.
                                 2010 CROW CANYON ASSOCIATES, L.P.
                                 1300 EL CAMINO ASSOCIATES, L.P.
                                 188 EMBARCADERO ASSOCIATES, L.P.
                                 GATEWAY PHOENIX ASSOCIATES, L.P.
                                 GBC UNIVERSITY ASSOCIATES, L.P.
                                 700 NORTH BRAND ASSOCIATES, L.P.
                                 PENINSULA OFFICE PARK ASSOCIATES, L.P.
                                 1737 NORTH FIRST STREET ASSOCIATES, L.P.
                                 ONE BAY PLAZA ASSOCIATES, L.P.
                                 7373 SCOTTSDALE ASSOCIATES, L.P.
                                 5990 SEPULVEDA ASSOCIATES, L.P.
                                 1301 SHOREWAY ASSOCIATES, L.P.
                                 1600 SOUTH MAIN ASSOCIATES, L.P.
                                 5820 STONERIDGE ASSOCIATES, L.P.
                                 1320 WILLOW PASS ASSOCIATES, L.P.
                                 1390 WILLOW PASS ASSOCIATES, L.P.
                                 SECOND AND MAIN ASSOCIATES
                                 BAYHILL ASSOCIATES
                                 CAMPUS DRIVE INVESTMENT COMPANY
                                 CROSSROADS LIMITED
                                 EXPOSITION CENTRE ASSOCIATES, L.P.

                                 By:  CORNERSTONE HOLDINGS, LLC, the
                                      general partner of each


                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                 CORNERSTONE COMMERCE PARK HOLDINGS, LLC
                                 CORNERSTONE BAYHILL HOLDINGS, LLC
                                 CORNERSTONE HOLDINGS, LLC
                                 CORNERSTONE DEERFIELD LLC
                                 ONE MEMORIAL CORNERSTONE LLC
                                 60 STATE STREET CORNERSTONE LLC
                                 CORNERSTONE WILSHIRE-CAL LLC

                                 By:  CORNERSTONE PROPERTIES LIMITED
                                      PARTNERSHIP, the sole member of
                                      each

                                      By:  CORNERSTONE PROPERTIES
                                           INC., its general partner


                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:



                                 201 CALIFORNIA LLC
                                 1299 OCEAN LLC

                                 By:  CORNERSTONE WILSHIRE-CAL LLC,
                                      the sole member of each

                                      By:  CORNERSTONE PROPERTIES
                                           LIMITED PARTNERSHIP, its
                                           sole member

                                         By:  CORNERSTONE PROPERTIES
                                               INC., its general
                                               partner


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                 AGENTS AND LENDERS:

                                 BANKERS TRUST COMPANY
                                      as Administrative Agent and
                                      Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 THE CHASE MANHATTAN BANK
                                      as Syndication Agent and Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 NATIONSBANK, N.A.
                                      as Documentation Agent and
                                      Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 THE BANK OF NOVA SCOTIA
                                    as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 COMMERZBANK AKTIENGESELLSCHAFT,
                                 NEW YORK BRANCH
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:

                                 KEYBANK NATIONAL ASSOCIATION
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 PNC BANK, NATIONAL ASSOCIATION
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 SUMMIT BANK
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 CITIZENS BANK OF RHODE ISLAND
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 MELLON BANK, N.A.
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:

                                 MICHIGAN NATIONAL BANK
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 FIRST AMERICAN BANK TEXAS, SSB
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 CREDIT LYONNAIS, NEW YORK BRANCH
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 AMSOUTH BANK
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 U.S. BANK NATIONAL ASSOCIATION
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:

                                 THE BANK OF NEW YORK
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:




                                 UNION BANK OF CALIFORNIA
                                      as Lender


                                 By:
                                    ---------------------------------
                                    Title:

                                 EXHIBIT A

                                 SCHEDULE 8.6


Piper Jaffray Center, Minneapolis, Minnesota

Concar, San Mateo, California

One Powell, San Fransisco, California

1st and Howard, San Fransisco, California

Seaport Plaza, Redwood City, California

The Ferry Building, San Fransisco, California

Larkspur Landing, Larkspur, California

Pruneyard Inn, Campbell, California